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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest Event Reported): March 17, 2003


                           COMMISSION FILE NO. 0-14836

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                             METAL MANAGEMENT, INC.
             (Exact name of Registrant as specified in its charter)

              DELAWARE                                       94-2835068
   (State or other jurisdiction                           (I.R.S. Employer
 of incorporation or organization)                     Identification Number)


                         500 N. DEARBORN ST., SUITE 405,
                                CHICAGO, IL 60610
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 645-0700

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ITEM 5:  OTHER EVENTS AND REGULATION FD DISCLOSURE

APPOINTMENTS OF CHAIRMAN OF THE BOARD AND VICE-CHAIRMAN OF THE BOARD

On March 17, 2003, Metal Management, Inc. (the "Company") announced that its Board of Directors had decided to separate the positions of Chairman of the Board and Chief Executive Officer and to create the new office of Vice Chairman. The Board of Directors unanimously appointed current director Daniel W. Dienst as the Company's new non-executive Chairman of the Board, effective as of April 1, 2003. Albert A. Cozzi will continue to serve as the Company's Chief Executive Officer, and effective as of April 1, 2003, will become Vice Chairman of the Board of Directors. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

INFORMATION REGARDING SERIES A WARRANTS

On March 7, 2003, the Company's Series A Warrants commenced trading on the Nasdaq Small Cap Market under the symbol "MTLMW." The Series A Warrants previously traded on the OTC Bulletin Board under the symbol "MLMGW." The Series A Warrants were issued pursuant to the Company's plan of reorganization (the "Plan") to former shareholders of the Predecessor Company. The Plan was approved on June 29, 2001 by the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

The Series A Warrants grant the holders thereof the right to purchase up to an aggregate 750,000 shares of the Company's common stock. The Series A Warrants are immediately exercisable and expire on June 29, 2006. In accordance with the Plan, the cash exercise price of the Series A Warrants is based on a formula equal to the total amount of all allowed Class 6 claims pursuant to the Plan divided by 10,000,000.

On September 17, 2002, a Final Decree Motion was approved by the Bankruptcy Court, which officially closed the Company's Chapter 11 bankruptcy proceedings. The total amount of allowed Class 6 claims were $211,882,778.78. Therefore, pursuant to the formula established in the Plan, the exercise price of the Series A Warrants was fixed at $21.19 per share ($211,882,778.78 / 10,000,000).

A copy of the Plan is attached to this report as Exhibit 2.1 and is incorporated herein by reference. A copy of the Series A Warrant Agreement is attached to this report as Exhibit 4.1 and is incorporated herein by reference.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

2.1 Disclosure Statement with respect to First Amended Joint Plan of Reorganization of Metal Management, Inc. and its Subsidiary Debtors, dated May 4, 2001

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         (incorporated by reference to Exhibit 2.1 of the Company's Annual
         Report on Form 10-K for the year ended March 31, 2001).
4.1 Series A Warrant Agreement, dated June 29, 2001 by and among Metal Management, Inc. and LaSalle Bank National Association, as Warrant Agent (incorporated by reference to Exhibit 4.1 of the Company's Annual Report on Form 10-K for the year ended March 31, 2001).
99.1     Press release, dated March 17, 2003, issued by the Company



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              METAL MANAGEMENT, INC.


                                              By:  /s/ Robert C. Larry
                                                 -------------------------------
                                                   Robert C. Larry
                                                   Executive Vice President,
                                                   Finance and Chief
                                                   Financial Officer
                                                   (Principal Financial Officer)




Date:  March 17, 2003


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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


         NUMBER AND DESCRIPTION OF EXHIBIT

2.1 Disclosure Statement with respect to First Amended Joint Plan of Reorganization of Metal Management, Inc. and its Subsidiary Debtors, dated May 4, 2001 (incorporated by reference to Exhibit 2.1 of the Company's Annual Report on Form 10-K for the year ended March 31,
         2001).
4.1 Series A Warrant Agreement, dated June 29, 2001 by and among Metal Management, Inc. and LaSalle Bank National Association, as Warrant Agent (incorporated by reference to Exhibit 4.1 of the Company's Annual Report on Form 10-K for the year ended March 31, 2001).
99.1     Press release, dated March 17, 2003, issued by the Company.